EXHIBIT 10.3

ASSET TRANSFER AGREEMENT

THIS AGREEMENT made effective as of the  1st day of July, 2013

BETWEEN:

SaaSMAX, INC., a company duly formed under the laws of Nevada, with its principal office at 7770 Regents Road, Suite 113-129 San Diego, CA 92122

(hereinafter called the “Parent”)

OF THE FIRST PART

AND:

SaaSMAX CORP., a company duly formed under the laws of Nevada, with its registered office at 123 West Nye Lane, Ste 129, Carson City, NV 89706

(hereinafter called the “Subsidiary”)

OF THE SECOND PART

WHEREAS:

A.

The Parent is the owner of an online business to business marketplace (the “SaaSMAX Market Place”) and channel management tools for the delivery of software as a service (the “Business”); and

B.

The parties have agreed to enter into this Agreement to reflect the sale by the Parent and the purchase by the Subsidiary of the Business;

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

DEFINITIONS

1.

In this Agreement:

(a)

“Business” shall mean the SaaSMAX Market Place and all software, domain names, technology and equipment related thereto including all customer lists, vendor lists, marketing plans, developer contracts, web interfaces, agreements with consultants, and the app vendor and reseller licensing agreements.;

(b)

“Business Assets” means the assets of the Parent used in connection with the Business;

(c)

“Effective Date” means the date first set out in this Agreement;

(d)

“Excluded Debt” means those promissory notes set out in Schedule A;

(e)

“Intellectual Property” means all know-how, source codes, domain names, trademarks, trade names, technical information, contract rights and copyrights and all other intellectual property rights of any sort related to or associated with the Business;

(f)

“Know-how” means all know-how, knowledge, expertise, works of authorship, technology, information, and know-how relating to the Business; and

(g)

“Specified Creditors” means those creditors of the Parent specified in Schedule B.

2.

Subject to the terms and conditions of this Agreement the Parent hereby sells, assigns and transfers to the Subsidiary effective at closing, all of its right, title and interest in and to the Business.

CONSIDERATION

3.

The consideration for the sale, assignment and transfer of the Business by the Parent to the Subsidiary shall be the assumption by the Subsidiary of all indebtedness of the Parent, at the date of closing, other than the Excluded Debt, including, without limiting the generality of the foregoing, the indebtedness of the Parent to the Specified Creditors as set out in Schedule B.

WARRANTIES AND REPRESENTATIONS OF THE PARENT

4.

The Parent warrants and represents to the Subsidiary that:

(a)

The Parent is the sole owner of the Business, the Know-how and the Intellectual Property free and clear of all liens, charges, encumbrances and security interests;

(b)

The Parent has the power to sell, assign and transfer all of its right, title and interest in and to the Business, the Know-how and the Intellectual Property to the Subsidiary;

(c)

The Parent has not made, granted or entered into any assignment, encumbrance, license or other agreement affecting the Business, the Know-how and the Intellectual Property;

(d)

The Parent is not aware of any violation, infringement or misappropriation of any third party's rights (or any claim thereof) by the ownership or use of the Business Assets, the Know-how and the Intellectual Property; and

(e)

The conduct of the Business by the Parent has never given rise to any complaint alleging infringement of any trademarks or other intellectual property rights of any other person.

WARRANTIES AND REPRESENTATIONS OF THE SUBSIDIARY

5.

The Subsidiary warrants and represents to the Parent that:

(a)

The Subsidiary has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Nevada; and

(b)

The Subsidiary has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Subsidiary.

SALES TAX

6.

The Subsidiary shall be responsible for any sales tax or other taxes resulting from the transactions contemplated hereby and shall indemnify and hold harmless the Parent against the same.

ENTIRE AGREEMENT

7.

This Agreement constitutes the entire agreement between the parties, relating to the subject matter hereof and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise.

HEADINGS

8.

The headings are inserted solely for convenience of reference and shall not be deemed to restrict or modify the meaning of the Articles to which they pertain.

MODIFICATION AND WAIVER

9.

No cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy hereby provided, shall be effective for any purpose unless specifically set forth in writing, signed by the party to be bound thereby.  No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

FURTHER ASSURANCES

10.

The parties shall execute such further documents and do such further things as may be necessary to give full effect to the provisions of this Agreement and the intent embodied herein.

GENDER

11.

Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals and vice versa.

CONDITIONS OF CLOSING

12.

The obligations of the Parent to complete this Agreement shall be subject to the Stanley Moskowitz and Dina Moskowitz having entered into agreements in the form attached as Schedule C releasing the Parent from the Indebtedness assumed by the Subsidiary.

CLOSING

13.

Closing shall take place forthwith on satisfaction of all of the Conditions of Closing.  At the closing, the Subsidiary shall deliver to the Parent certificates evidencing the Shares.

EFFECTIVE OF REPRESENTATIONS; SURVIVAL

14.

Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake.  The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until the two (2) year anniversary of the Closing Date.

COUNTERPARTS

15.

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

SaaSMAX, INC. by its authorized signatory:	SaaSMAX CORP. by its authorized signatory:
/s/ Dina Moskowitz	/s/ Dina Moskowitz
Dina Moskowitz Director, Chief Executive Officer & Chairman	Dina Moskowitz Director, President, Secretary & Treasurer

SCHEDULE A

EXCLUDED DEBT

1.	Convertible Note in the amount of $25,000 dated July 1, 2012, amended January 23, 2013
2.	Convertible Note in the amount of $25,000 dated August 15, 2012, amended January 23, 2013
3.	Convertible Note in the amount of $25,000 dated September 26, 2012, amended January 23, 2013
4.	Convertible Note in the amount of $25,000 dated October 26, 2012, amended January 23, 2013
5.	Convertible Note in the amount of $25,000 dated December 6, 2012, amended January 23, 2013
6.	Convertible Note in the amount of $25,000 dated January 9, 2013, amended January 23, 2013
7.	Convertible Note in the amount of $25,000 dated February 23, 2013
8.	Convertible Note in the amount of $25,000 dated March 28, 2013
9.	Convertible Note in the amount of $25,000 dated May 1, 2013

SCHEDULE B

DETAILS OF DEBT TO BE ASSUMED BY THE SUBSIDIARY

Creditor	Amount
California Franchise Tax Board	$940
Wells Fargo Credit Card	$8,500
Additional mailing/admin fees for execution of sale	$1,000
Stanley Moskowitz- Management Consulting, Structuring and Advisory	$35,000
Vstock Transfer	$800
Dina Moskowitz	$15,000

SCHEDULE C

FORM OF DEBT ASSUMPTION AND NOVATION AGREEMENT

DEBT ASSIGNMENT AND NOVATION AGREEMENT

THIS AGREEMENT made effective as of the 1st day of July, 2013.

AMONG:

SaaSMAX, INC., a company duly formed under the laws of Nevada, with its principal office at 7770 Regents Road, Suite 113-129 San Diego, CA 92122

(hereinafter called the “Parent”)

OF THE FIRST PART

AND:

SaaSMAX CORP., a company duly formed under the laws of Nevada, with its registered office at 123 West Nye Lane, Ste 129, Carson City, NV 89706

(hereinafter called the “Subsidiary”)

OF THE SECOND PART

AND:

Dina Moskowitz, of 3270 Caminito Eastbluff, #95. La Jolla, CA 92037

(hereinafter called the “Creditor”)

OF THE THIRD PART

WHEREAS:

A.

The Parent is indebted to the Creditor in the amount of $15,000 (the “Indebtedness”); and

B.

The Parent wishes to be released of its obligations to repay the Creditor.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

The Parent hereby assigns the Indebtedness to the Subsidiary.

2.

The Subsidiary agrees to assume the Parent’s obligations to the Creditor.

3.

The Creditor agrees to accept the assumption of the Indebtedness by the Subsidiary in substitution for the obligations of the Parent to pay the Indebtedness and hereby releases the Parent from its obligations to pay the Indebtedness.

4.

Time shall be of the essence of this Agreement and all provisions hereof.

5.

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

SaaSMAX, INC. by its authorized signatory:	SaaSMAX CORP. by its authorized signatory:
/s/ Dina Moskowitz	/s/ Dina Moskowitz
Dina Moskowitz Director, Chief Executive Officer & Chairman	Dina Moskowitz Director, President, Secretary & Treasurer

/s/ Dina Moskowitz
Dina Moskowitz

DEBT ASSIGNMENT AND NOVATION AGREEMENT

THIS AGREEMENT made effective as of the 1st day of July, 2013.

AMONG:

SaaSMAX, INC., a company duly formed under the laws of Nevada, with its principal office at 7770 Regents Road, Suite 113-129 San Diego, CA 92122

(hereinafter called the “Parent”)

OF THE FIRST PART

AND:

SaaSMAX CORP., a company duly formed under the laws of Nevada, with its registered office at 123 West Nye Lane, Ste 129, Carson City, NV 89706

(hereinafter called the “Subsidiary”)

OF THE SECOND PART

AND:

Stanley Moskowitz, of 13291 Kibbings Road, San Diego, CA 92130

(hereinafter called the “Creditor”)

OF THE THIRD PART

WHEREAS:

A.

The Parent is indebted to the Creditor in the amount of $35,000 (the “Indebtedness”); and

B.

The Parent wishes to be released of its obligations to repay the Creditor.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

The Parent hereby assigns the Indebtedness to the Subsidiary.

2.

The Subsidiary agrees to assume the Parent’s obligations to the Creditor.

3.

The Creditor agrees to accept the assumption of the Indebtedness by the Subsidiary in substitution for the obligations of the Parent to pay the Indebtedness and hereby releases the Parent from its obligations to pay the Indebtedness.

4.

Time shall be of the essence of this Agreement and all provisions hereof.

5.

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

SaaSMAX, INC. by its authorized signatory:	SaaSMAX CORP. by its authorized signatory:
/s/ Dina Moskowitz	/s/ Dina Moskowitz
Dina Moskowitz Director, Chief Executive Officer & Chairman	Dina Moskowitz Director, President, Secretary & Treasurer

/s/ Stanley Moskowitz
Stanley Moskowitz